SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the Securities Act
                                    of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

            Asset Allocation Portfolios - Asset Allocation Portfolio
                      200, Asset Allocation Portfolio 300
                       and Asset Allocation Portfolio 400
                (Name of Registrant as Specified In Its Charter)

                                Susan Jakuboski
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
     or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

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           pursuant to Exchange Act rule 0-11 (Set forth the amount on which
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      4.   Proposed maximum aggregate value of transaction:

      5.   Total fee paid:


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